ADVISORSHARES STAR GLOBAL BUY-WRITE ETF

Schedule of Investments

September 30, 2024 (Unaudited)

Investments	Shares	Value
EXCHANGE TRADED FUNDS – 96.3%

Debt Fund – 31.7%
iShares Core Total USD Bond Market ETF(a)	307,076	$14,469,421
iShares MBS ETF	36,628	3,509,329
iShares U.S. Treasury Bond ETF(b)	93,408	2,190,418
Total Debt Fund		20,169,168

Equity Fund – 64.6%
BlackRock U.S. Equity Factor Rotation ETF	54,533	2,697,747
iShares MSCI EAFE ETF(b)	93,020	7,779,263
iShares MSCI Emerging Markets ETF	35,791	1,641,375
iShares Russell Mid-Cap Growth ETF(b)	29,333	3,440,468
SPDR S&P 500 ETF Trust(a)	44,641	25,613,220
Total Equity Fund		41,172,073

Total Exchange Traded Funds (Cost $51,816,999)		61,341,241

MONEY MARKET FUNDS – 4.9%
BlackRock Liquidity Funds T-Fund Portfolio, Institutional Class, 4.83%(c)	2,408,684	2,408,684
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Class, 4.88%(c)(d)	706,844	706,844
Total Money Market Funds (Cost $3,115,528)		3,115,528

	Notional Amount	Contracts
PURCHASED PUT OPTION – 0.1%
SPDR S&P 500 ETF Trust, expiring 01/17/25, Strike Price $455.00 (Cost $63,332)	$12,649,000	278	59,492
Total Investments Before Written Options – 101.3% (Cost $54,995,859)			64,516,261

WRITTEN CALL OPTION – (0.0)%**
SPDR S&P 500 ETF Trust, expiring 10/18/24, Strike Price $592.00 [Premium Received $(21,523)]	(15,865,600)	(268)	(20,100)

Total Investments – 101.3% (Cost $54,974,336)			64,496,161
Liabilities in Excess of Other Assets – (1.3%)			(782,268)
Net Assets – 100.0%			$63,713,893

**	Less than 0.05%.
(a)	All or a portion of this security has been pledged as collateral for option contracts. The aggregate market value of the collateral was $2,206,946 as of September 30, 2024.
(b)	All or a portion of security is on loan. The aggregate market value of the securities on loan is $8,310,873; the aggregate market value of the collateral held by the fund is $8,556,584. The aggregate market value of the collateral includes non-cash U.S. Treasury securities collateral having a value of $7,849,740.
(c)	Rate shown reflects the 7-day yield as of September 30, 2024.
(d)	Collateral received from brokers for securities lending was invested in these short-term investments.

ADVISORSHARES STAR GLOBAL BUY-WRITE ETF

Schedule of Investments (continued)

September 30, 2024 (Unaudited)

For information on the Fund’s policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund’s most recent semi-annual or annual financial statements.

Fair Value Measurements

The following is a summary of the inputs used, as of September 30, 2024, in valuing the Fund’s assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$61,341,241	$–	$–	$61,341,241
Money Market Funds	3,115,528	–	–	3,115,528
Purchased Put Option	59,492	–	–	59,492
Total	$64,516,261	$–	$–	$64,516,261

Liabilities	Level 1	Level 2	Level 3	Total
Written Call Option	$(20,100)	$–	$–	$(20,100)

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Debt Fund	31.7%
Equity Fund	64.6
Purchased Put Option	0.1
Written Call Option	(0.0)**
Money Market Funds	4.9
Total Investments	101.3
Liabilities in Excess of Other Assets	(1.3)
Net Assets	100.0%

**	Less than 0.05%.